UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No.     )

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

BLAIR CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑  No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common Stock, no par value, of Blair Corporation

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐  Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

April 13, 2007
Dear Fellow Blair Corporation Stockholder,
I am pleased to report that the nation’s leading independent proxy advisory firms, Institutional Shareholder Services (ISS), Glass Lewis & Co., and PROXY Governance, Inc. have all recommended that Blair shareholders vote “FOR” the proposed acquisition of Blair by Appleseed’s Topco, Inc. ISS, Glass Lewis and PROXY Governance provide voting advice to thousands of institutional investors, mutual and pension funds and other fiduciaries.
The April 24, 2007 special meeting of the stockholders of Blair Corporation is less than two weeks away. Your vote on the proposal to adopt the Merger Agreement between Blair Corporation and Appleseed’s Topco, Inc. is very important.
As you know, your board of directors is unanimously recommending approval of the merger agreement because it believes that the merger is in the best interest of all Blair stockholders. As outlined in the definitive proxy statement and in previous letters that have been sent to you, there are many important reasons for the board of directors’ unanimous recommendation that shareholders approve the merger agreement. You may obtain a copy of the definitive proxy statement, these letters and more information about Blair from documents we have filed with the Securities and Exchange Commission at www.sec.gov.
If Blair’s stockholders adopt the Merger Agreement and the transaction is completed, you will receive $42.50 in cash for each share of Blair common stock you own. Following the close of the transaction, Blair will operate as a wholly-owned subsidiary of Appleseed’s.
The April 24, 2007 special meeting of the stockholders of Blair Corporation is fast approaching.
Your Vote Is Important. Please Vote “FOR” the Merger Agreement Today.
The failure to vote has the same effect as a vote against the adoption of the merger agreement. Please use the enclosed proxy to vote promptly — by telephone or Internet, or by signing, dating and returning the proxy card in the postage-paid envelope provided. Your proxy is being solicited by, and on behalf of, the Board of Directors. If you have any questions about voting your shares, please contact Blair’s proxy solicitor, Georgeson Inc., at (866) 229-8451.
Thank you for your consideration and support.
Sincerely,

Craig N. Johnson
Chairman of the Board of Directors
Blair Corporation

Important Information For Stockholders
In connection with the proposed merger and related transactions, Blair Corporation has filed a definitive proxy statement with the Securities and Exchange Commission. Blair stockholders are urged to read the definitive proxy statement carefully, because it contains important information. Stockholders are able to obtain a copy of the proxy statement and other documents containing information about Blair Corporation, free of charge, at the SEC’s web site at www.sec.gov. In addition, copies of the proxy statement are available free of charge on the investor relations portion of the Blair Corporation website at www.blair.com , and may also be obtained by writing Blair Corporation’s investor relations department, at 220 Hickory Street, Warren, PA 16366, or by calling Georgeson Inc. at (866) 229-8451. Blair Corporation and its respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Blair Corporation’s stockholders in respect of the proposed transaction. Information regarding Blair Corporation’s directors and executive officers and their ownership of Blair securities is set forth in the definitive proxy statement. Further information regarding persons who may be deemed participants, including any direct or indirect interests they may have, is also set forth in the definitive proxy statement filed on March 21, 2007.

Please sign, date and mail
your proxy card in the
envelope provided as soon as possible
TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

SPECIAL MEETING OF STOCKHOLDERS OF
BLAIR CORPORATION
200 HICKORY STREET
WARREN, PENNSYLVANIA 16366
P R O X Y
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Craig N. Johnson, John E. Zawacki and Herbert G. Hotchkiss (each with full power to act without the other and with power of substitution) as proxies to represent the undersigned at the Special Meeting of the common stockholders of Blair Corporation to be held on Tuesday, April 24, 2007 at 11:00 a.m., Eastern Daylight Time, at The Library Theatre, 302 Third Avenue West, Warren, Pennsylvania 16365 and at any postponements or adjournments thereof, with all the power the undersigned would possess if personally present, and to vote all shares of common stock which the undersigned may be entitled to vote at said meeting, hereby revoking any proxy heretofore given by the undersigned to vote at said meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF THE PROXY IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND, AT THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

BLAIR CORPORATION OFFERS STOCKHOLDERS OF RECORD
THREE WAYS TO VOTE YOUR PROXY
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

TELEPHONE VOTING
This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-800-852-5162, 24 hours a day, 7 days a week. Have this proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you have directed. Available 24 hours a day, 7 days a week until 11:59 p.m. Eastern Daylight Time on April 23, 2007.
INTERNET VOTING
Visit the Internet voting Web site at http://proxy.georgeson.com.
Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 11:59 p.m. Eastern Daylight Time on April 23, 2007.
VOTING BY MAIL
Simply sign and date your proxy card and return it in the postage-paid envelope enclosed. If you are voting by telephone or the Internet, please do not mail your proxy card.

▼ DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED ONLY IF YOU ARE VOTING BY MAIL ▼

☒	Please mark votes as in this example.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE FOR PROPOSALS 1 AND 2.

1.	ADOPTION OF THE AGREEMENT AND PLAN OF MERGER	FOR	AGAINST	ABSTAIN
	(“MERGER AGREEMENT”), DATED AS OF JANUARY 23, 2007, BY AND AMONG APPLESEED’S TOPCO, INC., BLR ACQUISITION CORP., AND BLAIR CORPORATION.	☐	☐	☐

2.	GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN	FOR	AGAINST	ABSTAIN
	THE SPECIAL MEETING IF NECESSARY TO PERMIT FURTHER SOLICITATION OF ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO ADOPT THE MERGER AGREEMENT.	☐	☐	☐

To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be substituted via this method.
☐

Date	, 2007

Signature of Stockholder

Signature of Stockholder
Note: Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a signer is a partnership, please sign in partnership name by authorized person.